UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               Washington DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 23, 2004

                              RELOCATE 411.COM INC
             (Exact name of Registrant as Specified in its Charter)

                             -----------------------

          Delaware                      000-25591                 11-3462369
(State or Other Jurisdiction     (Commission file Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

c/o DeHeng Chen Chan, LLC, 225 Broadway, Suite 1910, NY, NY          10007
         (Address of Principal Executive Offices)                  (Zip Code)

        Registrant's telephone number, including area code (212) 608-6500

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Item 4. Change in registrant's certifying accountant.

Effective June 23, 2004, the Board of Directors of the Registrant (the "Company") dismissed Gately & Associates, LLC ("Gately") as its independent accountant. The Board of Directors approved Clancy and Co., P.L.L.C. ("Clancy") as its new independent accountants effective that same date. The change was recommended and approved by the Company's Audit Committee on June 23, 2004 in response to the change in control of the Company.

The audit report of Gately on the Company's financial statements for the most recent fiscal year ending November 30, 2003, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except such reports were modified to include an explanatory paragraph for a going concern uncertainty. During the fiscal year ended November 30, 2003, and the subsequent interim period through June 21, 2004 (i) there were no disagreements with Gately on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Gately, would have caused such firm to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements and (ii) there were no such events as described under Item 304(a)(1)(iv) of Regulation S-B.

As previously disclosed on Form 8-K filed with the Securities and Exchange Commission on July 8, 2003, Marvin Kirschenbaum, CPA ("MK") audited the Company's financial statements for the fiscal year ended November 30, 2002, whose report for this period did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles, except such report was modified to include an explanatory paragraph for a going concern uncertainty. During the fiscal year ended November 30, 2002, and the subsequent interim period through July 7, 2003,
(i) there were no disagreements with MK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MK, would have caused such firm to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements and (ii) there were no such events as described under Item 304(a)(1)(iv) of Regulation S-B.

We have provided a copy of this Current Report on Form 8-K to Gately and asked them to furnish a letter addressed to the Commission stating whether or not they agree with the foregoing statements, and if not, the respects in which they disagree. A copy of the letter provided by Gately is attached as an exhibit to this report.

On June 21, 2004, Clancy was elected to succeed Gately & Associates, LLC as our certifying accountant and retained to audit our financial statements for the year ending November 30, 2004. During the two most recent fiscal years, including the subsequent interim period through June 21, 2004, our company has not consulted Clancy with respect to any of the accounting or auditing concerns stated in Item 304 (a)(2) of Regulation S-B. Since there were no disagreements or reportable events (as defined in Item 304 (a)(2) of Regulation S-B), the Company did not consult Clancy in respect to these matters during the time period detailed herein. .

Item 7. Financial statements and exhibits.

(c) Exhibits:

       16     Letter from Gately & Associates, LLC
              Re: Change in Certifying Accountant

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                RELCOATE411.COM, INC.


Date: June 25, 2004                             By: /s/ Li Kin Shing
                                                -------------------------------
                                                Li Kin Shing